UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2013
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01. Regulation FD Disclosure.

Trustmark Corporation President and CEO Gerard R. Host will meet with analysts and investors attending the Sandler O'Neill East Coast Financial Services Conference at The Ritz Carlton in Naples, Florida, on Thursday, November 14, 2013.

Interested parties may access the investor information by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.

Trustmark Corporation is a financial services company providing banking and financial solutions through 214 offices in Alabama, Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Louis E. Greer, Treasurer and Principal Financial Officer (601-208-2310) and F. Joseph Rein, Jr., Senior Vice President (601-208-6898). Trustmark’s media contact is Melanie A. Morgan, Senior Vice President (601-208-2979).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Presentation to the Sandler O'Neill East Coast Financial Services Conference by Gerard R. Host on November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	November 14, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Presentation to the Sandler O'Neill East Coast Financial Services Conference by Gerard R. Host on November 14, 2013